PRESIDENT'S LETTER

The Fund's return for the fiscal year based on NAV was 6.75%. This compared favorably with the 4.73% total return on the Lipper Closed-End High Yield Bond Fund Average (the Lipper Average). The Fund ranked tenth among the thirty-four funds in its peer group for this period. However, the total return based on market price for the DLJ High Yield Bond Fund (DHY) for the fiscal year ending October 31, 1999, was -5.71%. This was a result of the fact that the Fund's shares were trading down at a discount from the NAV value. For the quarter ending October 31,1999 the Fund under-performed the Lipper Average as a result of some credit risk losses in the healthcare and consumer products sectors. For the quarter, the Fund ranked twenty-ninth out of thirty-five funds with a total return of -4.73% on an NAV basis compared to a -3.55% return for the Lipper Average. In April of 1999, the dividend was raised from 8 cents per share per month to 8.25 cents per share per month where it remains today.

For the fiscal year, the basis of the Fund's performance were advantageous sector weightings and securities selection, and a measured approach to raising the Fund's leverage. The Fund remained over-weighted in the media, telecom and information technology sectors which continue to benefit from the convergence of the telecom/cable/ internet businesses, supportive capital markets activities and strong underlying equities markets. In particular, our Telecom investments have been focused on both "Next Wave" (data/internet-centric as opposed to voice-centric) and European broadband service providers. During the first six months of the fiscal year, the Fund's leverage was gradually raised to 30% where it has remained. Given the difficult market environment, maintaining the quality of the portfolio's assets is important and we will continue to emphasize companies with greater market capitalization. During fiscal 1999, we continued to avoid investing in the hard-hit shipping sector and stayed underweighted in both the energy and cyclical sectors. In the future, the Fund will continue to be over-weighted in the media and telecom sectors and underweighted in the energy sector. We believe that oil prices are likely to drop to the low $20s per barrel in the near future which will have a very negative effect on oil-related bonds. Therefore, our focus is on natural gas-related investments. We plan to be market-weighted in cyclicals during fiscal year 2000. However, we will raise our industry concentrations carefully. Although industrial demand is on the upswing in almost every part of the world, sharp competition and abundant supply could hold down commodity price increases to a greater degree than past experience would dictate.

Fund leverage has stayed around 30% and we have been focused on bond swaps that would help increase the yield on the portfolio. We also continue to harvest some gains in order to open up the total return prospects of the portfolio. While being an important objective, maintaining the dividend, has been challenging given the rising interest rates which have boosted the interest borrowing costs on the leveraged portion of the porfolio.

The high-yield market is currently being pressured by the uncertainty surrounding the Federal Reserve Bank's interest policy, the direction of the stock market and abundant new-issue supply. We believe once the Fed is finished raising interest rates, both the stock market and the high-yield market will settle down and the tone will firm up as supply and demand come into balance. We do not expect the interest rate behavior to negatively affect high-yield bond values or the health of the economy in any significant way. However, we do believe that the rising default rate within the high-yield universe, from 1% in 1998 to almost 3.5% is a permanent situation that will continue into the foreseeable future. The cause for this deterioration in credit quality is subject to debate. However, a combination of intense micro-economic competition, looser underwriting standards at commercial and investment banks and the proliferation of "first-time" small-sized issuers are all somewhat to blame. Accordingly, the Fund continues to be managed defensively through ongoing fundamental research and constant monitoring of each holding's credit-worthiness with the intention of identifying bonds poised to benefit from upgrades or other positive events and identifying negative signals which indicate deterioration. The brighter side of the equation is that we believe the strong fundamentals of the U.S. economy still underpin a healthy future and we encourage investors to take a long-term investment approach in our high yield bond fund.

Thank you for your interest in the DLJ High Yield Bond Fund. The Officers and Trustees would like to wish you a happy and prosperous new year.

Sincerely,

/s/ G. Moffett Cochran
----------------------
G. Moffett Cochran
President                                                  December, 1999

FUND HIGHLIGHTS (unaudited)

 DLJ High Yield Bond Fund

     Top Ten Holdings as of October 31, 1999
     ---------------------------------------

                            % of                                       % of
Security Description      Net Assets     Security Description       Net Assets

   Kaiser Aluminum & Chemical Corp.      Bell Sports, Inc.
    12.75%, 02/01/03        2.50%         11.00%, 08/15/08            1.68%
   Esat Telecom Group plc                ICN Pharmaceuticals, Inc.
    11.88%, 12/01/08        1.78%         8.75%, 11/15/08             1.68%
   @Entertainment, Inc.                  Fairchild Semiconductor Corp.
    14.50%, 02/01/09        1.76%         10.75%, 04/15/09            1.68%
   RCN Corp.                             Regional Independent Media
    11.13%, 10/15/07        1.74%         10.50%, 07/01/08            1.67%
   Pathmark Stores, Inc.                 Rent-A-Center, Inc.
    12.63%, 06/15/02        1.69%         11.00%, 08/15/08            1.67%

     Portfolio and Fund Information October 31, 1999
     -----------------------------------------------

   Current Yield(1): 12.28%              Ticker Symbol: DHY
   Distribution Rate(2): 12.12%          Primary Exchange: NYSE
   Average Rating: B
   Average Years to Maturity*: 8.10 years
   Average Duration*: 5.74 years

     *weighted average

     Investment Results
     ------------------

                                                                     Average Annual Total Return
                                                                   -------------------------------
DLJ High Yield Bond Fund(3)                                           1 Year      Since Inception*
---------------------------                                           ------      ----------------
     Market Price ..............................................   -5.71%         -7.35%
     NAV(4) ....................................................    6.75%         -7.93%

     Fund Index
     ----------
     Lipper Closed-End High Yield Bond Fund Average(5) .........    4.73%         -8.47%
     *July 31, 1998 through October 31, 1999

  ------------
  (1) Current yield is based on October's dividend per share of $.0825 (annualized) divided by the October 31, 1999 market price ($8.0625).
  (2) Distribution rate is based on dividends per share paid from net investment income during the period November 1, 1998 through October 31, 1999 divided by the October 31, 1999 market price.
  (3) The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends.
  (4) The average annual total return referenced reflects the change in the Fund's net asset value over the period and assumes that dividends were reinvested. The percentage is not an indication of the performance of a shareholder's investment in the Fund which is based on market price.
  (5) The Lipper Closed-End High Yield Bond Fund Average is an equally weighted performance average of 34 funds in the Lipper Analytical grouping of closed-end high yield bond funds, adjusted for capital gains and income dividends.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1999
--------------------------------------------------------------------------------

BONDS--142.06%

                                           Principal
                                            Amount                 Value
                                          ----------            ----------
AEROSPACE--5.09%
  Compass Aerospace Corp.
     10.13%, 04/15/05 *, ** ...........   $5,150,000            $4,834,563
  Fairchild Semiconductor Corp.
     10.75%, 04/15/09 ** ..............    7,000,000             6,002,500
  Hexcel Corp.
     9.75%, 01/15/09 ** ...............    4,000,000             3,340,000
  Transdigm, Inc.
     10.38%, 12/01/08 ** ..............    4,500,000             4,072,500
                                                                ----------
                                                                18,249,563
                                                                ----------
CHEMICALS--4.52%
  Huntsman ICI Chemicals LLC
     0.00%, 12/31/09 *, ** ............   11,230,000             2,919,800
  Lyondell Chemical Co.
     10.88%, 05/01/09 ** ..............    5,000,000             5,012,500
  Trans-Resources, Inc.
     12.00%, 03/15/08 **, *** .........   10,000,000             5,012,500
  ZSC Specialty Chemicals plc
     11.00%, 07/01/09 *, ** ...........    3,250,000             3,274,375
                                                                ----------
                                                                16,219,175
                                                                ----------
  CONSUMER NON-DURABLES--4.23%
  Albecca, Inc.
     10.75%, 08/15/08 ** ..............    6,000,000             4,725,000
  Consoltex Group
     11.00%, 10/01/03 ** ..............    4,000,000             4,035,000
  Galey & Lord, Inc.
     9.13%, 03/01/08 ** ...............    2,000,000               480,000
  Polaroid Corp.
     11.50%, 02/15/06 ** ..............    4,000,000             3,960,000
  Styling Technology Corp.
     10.88%, 07/01/08 ** ..............    3,000,000             1,965,000
                                                                ----------
                                                                15,165,000
                                                                ----------
ENERGY--6.18%
  Belden & Blake Corp.
     9.88%, 06/15/07 ** ...............    5,000,000             2,993,750
  Grey Wolf, Inc.
     8.88%, 07/01/07 ** ...............    1,000,000               900,000
     8.88%, 07/01/07 ** ...............    2,300,000             2,064,250
  Mariner Energy, Inc.
     10.50%, 08/01/06 ** ..............    4,000,000             3,640,000
  R&B Falcon Corp.
     9.50%, 12/15/08 ..................    5,000,000             4,800,000
  Swift Energy Co.
     10.25%, 08/01/09 ** ..............    2,000,000             2,005,000
  Tokheim Corp.
     11.38%, 08/01/08 ** ..............    6,000,000             3,000,000
  Trico Marine Services, Inc.
     8.50%, 08/01/05 ** ...............    3,000,000             2,760,000
                                                                ----------
                                                                22,163,000
                                                                ----------

                                           Principal
                                            Amount                 Value
                                          ----------            ----------
FINANCIAL SERVICES--3.21%
  AmeriCredit Corp.
     9.88%, 04/15/06 ** ...............   $4,500,000            $4,511,250
  Metris Companies, Inc.
     10.13%, 07/15/06 *, ** ...........    4,750,000             4,548,125
  Ocwen Financial Corp.
     11.88%, 10/01/03 ** ..............    2,625,000             2,454,375
                                                                ----------
                                                                11,513,750
                                                                ----------
FOOD & TOBACCO--5.39%
  Advantica Restaurant Group, Inc.
     11.25%, 01/15/08 **                   6,000,000             4,635,000
  Luigino's, Inc.
     10.00%, 02/01/06 ** ..............    4,000,000             3,810,000
  National Wine & Spirits Holding Corp.
     10.13%, 01/15/09 ** ..............    4,000,000             3,970,000
  New World Pasta Co.
     9.25%, 02/15/09 ** ...............    3,750,000             3,440,625
  Volume Services America, Inc.
     11.25%, 03/01/09 *, ** ...........    3,000,000             3,483,750
                                                                ----------
                                                                19,339,375
                                                                ----------
  FOREST PRODUCTS/CONTAINERS--3.42%
  Packaging Corp. of America
     9.63%, 04/01/09 ** ...............    4,750,000             4,773,750
  Repap New Brunswick
     10.63%, 04/15/05 ** ..............    2,700,000             2,396,250
  Riverwood International Corp.
     10.63%, 08/01/07 ** ..............    5,000,000             5,112,500
                                                                ----------
                                                                12,282,500
                                                                ----------
GAMING/LEISURE--7.43%
  Argosy Gaming Co.
     10.75%, 06/01/09 *, ** ...........    4,000,000             4,110,000
  Bell Sports, Inc.
     11.00%, 08/15/08 ** ..............    6,000,000             6,022,500
  Extended Stay America, Inc.
     9.15%, 03/15/08 ** ...............    5,000,000             4,818,750
  Hilton Hotels Corp.
     7.50%, 12/15/17 ..................    3,500,000             3,036,250
  Hollywood Casino Shreveport
     13.00%, 08/01/06 *, ** ...........    2,000,000             2,060,000
  Stations Casinos, Inc.
     10.13%, 03/15/06 ** ..............    5,000,000             5,137,500
     8.88%, 12/01/08 ** ...............    1,500,000             1,451,250
                                                                ----------
                                                                26,636,250
                                                                ----------
HEALTHCARE--6.40%
  Alaris Medical, Inc.
     11.13%, 08/01/08 **, *** .........   10,000,000             4,400,000
  ICN Pharmaceuticals, Inc.
     8.75%, 11/15/08 * ................    6,500,000             6,012,500
  Kinetic Concepts, Inc.
     9.63%, 11/01/07 ** ...............    4,500,000             3,279,375

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1999
--------------------------------------------------------------------------------

                                           Principal
                                            Amount                 Value
                                          ----------            ----------
  King Pharmaceutical, Inc.
     10.75%, 02/15/09 ** ..............   $5,000,000            $ 5,100,000
  Total Renal Care Holdings, Inc.
     7.00%, 05/15/09 *, ** ............    6,500,000              4,176,250
                                                                -----------
                                                                 22,968,125
                                                                -----------
HOUSING--2.92%
  Nortek, Inc.
     9.88%, 03/01/04 ** ...............    3,000,000              2,947,500
     9.25%, 03/15/07 ** ...............    3,000,000              2,917,500
  Webb (Del E.) Corp.
     10.25%, 02/15/10 ** ..............    5,000,000              4,600,000
                                                                -----------
                                                                 10,465,000
                                                                -----------
INFORMATION TECHNOLOGY--5.58%
  Asat Finance LLC
     12.50%, 11/01/06 *, ** ...........    5,000,000              4,975,000
  Details, Inc.
     10.00%, 11/15/05 ** ..............    6,000,000              5,595,000
  Integrated Circuit Systems
     11.50%, 05/15/09 *, ** ...........    4,000,000              3,840,000
  SCG Holding & Semiconductor Co.
     12.00%, 08/01/09 *, ** ...........    3,500,000              3,600,625
  Viasystems Group, Inc. Series (B)
     9.75%, 06/01/07 ** ...............    2,500,000              2,025,000
                                                                -----------
                                                                 20,035,625
                                                                -----------
MANUFACTURING--6.41%
  BGF Industries, Inc.
     10.25%, 01/15/09 ** ..............    4,000,000              3,260,000
  Continental Global Group, Inc.
     11.00%, 04/01/07 ** ..............    2,000,000              1,357,500
  Filtronic plc
     10.00%, 12/01/05 *, ** ...........    4,000,000              3,975,000
  Gentek, Inc.
     11.00%, 08/01/09 *, ** ...........    3,500,000              3,561,250
  Grove Worldwide LLC
     9.25%, 05/01/08 ** ...............    5,000,000              1,950,000
  Jordan Industries, Inc.
     10.38%, 08/01/07 ** ..............    4,500,000              4,398,750
  Roller Bearing Company of America
     9.63%, 06/15/07 ** ...............    5,000,000              4,475,000
                                                                -----------
                                                                 22,977,500
                                                                -----------
MEDIA/ENTERTAINMENT--28.58%
  @Entertainment, Inc.
     14.50%, 02/01/09 **, *** .........   10,200,000              6,298,500
  Adelphia Communications Corp.
     8.38%, 02/01/08 ..................    4,500,000              4,230,000
  AMC Entertainment, Inc.
     9.50%, 03/15/09 ** ...............    6,000,000              5,250,000
  American Media Operations
     10.25%, 05/01/09 ** ..............    3,750,000              3,656,250
  Carmike Cinemas, Inc. Series (B)
     9.38%, 02/01/09 ** ...............    4,500,000              4,230,000

                                           Principal
                                            Amount                 Value
                                          ----------            ----------
  Chancellor Media Corp.
     9.00%, 10/01/08 ** ...............   $4,000,000            $ 4,100,000
  Charter Communications Holdings LLC
     8.63%, 04/01/09 ** ...............    3,000,000              2,842,500
     9.92%, 04/01/11 *, **, *** .......    6,500,000              3,883,750
  Citadel Broadcasting Company
     10.25%, 07/01/07 ** ..............    3,000,000              3,105,000
  Cumulus Media, Inc.
     10.38%, 07/01/08 ** ..............    5,000,000              5,162,500
  Echostar DBS Corp.
     9.38%, 02/01/09 ** ...............    5,000,000              4,950,000
  Globo Communicacoes e Participacoes
     S.A.
     10.63%, 12/05/08 *, ** ...........    6,000,000              4,500,000
  Liberty Group Operating
     9.38%, 02/01/08 ** ...............    3,500,000              3,333,750
     11.63%, 02/01/09 **, *** .........    3,000,000              1,706,250
  Ono Finance plc
     13.00%, 05/01/09 *, ** ...........    5,980,000              5,890,300
  Paxson Communications Corp.
     11.63%, 10/01/02 ** ..............    3,000,000              3,116,250
  Pegasus Communications Corp.
     9.63%, 10/15/05 ** ...............    4,000,000              3,900,000
     9.75%, 12/01/06 ** ...............    2,000,000              1,995,000
  Premier Parks, Inc.
     9.25%, 04/01/06 ** ...............    4,000,000              3,825,000
  Regal Cinemas, Inc.
     9.50%, 06/01/08 ** ...............    6,000,000              4,500,000
  Regional Independent Media
     10.50%, 07/01/08 ** ..............    6,000,000              5,985,000
  SFX Entertainment, Inc.
     9.13%, 02/01/08 ** ...............    6,000,000              5,550,000
  Six Flags Entertainment Corp.
     8.88%, 04/01/06 ** ...............    2,000,000              1,920,000
  TV Azteca S.A. de CV
     10.50%, 02/15/07 ** ..............    5,000,000              4,000,000
  United International Holdings, Inc.
     10.75%, 02/15/08 **, *** .........    8,000,000              4,590,000
                                                                -----------
                                                                102,520,050
                                                                -----------
METALS & MINERALS--4.55%
  Great Lakes Carbon Corp.
     10.25%, 05/15/08 ** ..............    5,000,000              4,637,500
  Kaiser Aluminum & Chemical Corp.
     12.75%, 02/01/03 ** ..............    9,000,000              8,955,000
  Renco Steel Holdings
     10.88%, 02/01/05 ** ..............    3,000,000              2,715,000
                                                                -----------
                                                                 16,307,500
                                                                -----------
RETAIL--4.91%
  Big 5 Corp.
     10.88%, 11/15/07 ** ..............    4,000,000              3,920,000
  Hollywood Entertainment Corp.
     10.63%, 08/15/04 ** ..............    3,500,000              2,992,500

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1999
--------------------------------------------------------------------------------

                                              Principal
                                               Amount                 Value
                                             ----------            ----------
  MusicLand Group, Inc.
     9.88%, 03/15/08 ** ..................   $5,500,000            $ 4,647,500
  Pathmark Stores, Inc.
     12.63%, 06/15/02 ** .................    6,000,000              6,052,500
                                                                   -----------
                                                                    17,612,500
                                                                   -----------
SERVICE--5.02%
  Allied Waste North America, Inc.
     10.00%, 08/01/09 *, ** ..............    5,750,000              4,916,250
  Neff Corp.
     10.25%, 06/01/08 ** .................    3,000,000              2,925,000
  Phoenix Color Corp.
     10.38%, 02/01/09 ** .................    4,500,000              4,173,750
  Rent-A-Center, Inc.
     11.00%, 08/15/08 ** .................    6,000,000              5,985,000
                                                                   -----------
                                                                    18,000,000
                                                                   -----------
TELECOMMUNICATIONS--30.10%
  CapRock Communications Corp.
     11.50%, 05/01/09 ** .................    6,000,000              5,805,000
  Crown Castle International Corp.
     10.38%, 05/15/11 **, *** ............    7,750,000              4,611,250
     9.50%, 08/01/11 *, ** ...............    1,500,000              1,455,000
  Dobson/Sygnet Communications Corp.
     12.25%, 12/15/08 ** .................    4,000,000              4,265,000
  Dolphin Telecommunications plc
     11.50%, 06/01/08 **, *** ............    2,250,000              1,004,062
     14.00%, 05/15/09 *, **, *** .........    6,000,000              2,467,500
  Esat Telecom Group plc Series (B)
     11.88%, 12/01/08 ** .................    6,250,000              6,375,000
  ICG Holdings, Inc.
     13.50%, 09/15/05 **, *** ............    5,500,000              4,730,000
  Impsat Corp.
     12.38%, 06/15/08 ** .................    5,000,000              3,875,000
  Intermedia Communications, Inc.
     12.25%, 03/01/09 **, *** ............    3,600,000              1,962,000
  McLeodusa, Inc.
     9.25%, 07/15/07 ** ..................    5,000,000              4,987,500
  NEXTLINK Communications, Inc.
     10.75%, 11/15/08 ** .................    4,000,000              4,050,000
  Netia Holdings II B.V.
     13.13%, 06/15/09 *, ** ..............    4,000,000              4,025,000
  Netia Holdings B.V.
     10.25%, 11/01/07 ** .................    2,000,000              1,690,000
  NTL, Inc.
     12.38%, 10/01/08 **, *** ............    2,000,000              1,350,000
     11.50%, 10/01/08 ** .................    5,000,000              5,325,000
  Primus Telecommunications Group, Inc.
     11.25%, 01/15/09 ** .................    5,000,000              4,612,500
     12.75%, 10/15/09 ** .................    1,000,000                987,500

                                              Principal
                                               Amount                 Value
                                             ----------            ----------
  PSINet, Inc.
     10.00%, 02/15/05 ** .................   $2,000,000            $ 1,970,000
     11.50%, 11/01/08 ** .................    4,000,000              4,200,000
  RCN Corp.
     11.13%, 10/15/07 **, *** ............    9,000,000              6,243,750
  TeleCorp PCS, Inc.
     11.63%, 04/15/09 *, **, *** .........    6,500,000              3,997,500
  Triton PCS, Inc.
     11.00%, 05/01/08 **, *** ............    5,500,000              3,795,000
  Versatel Telecom International N.V.
     13.25%, 05/15/08 ** .................    3,000,000              3,007,500
     11.88%, 07/15/09 ** .................    3,500,000              3,325,000
  Viatel, Inc.
     11.50%, 03/15/09 ** .................    6,000,000              5,820,000
  Williams Communications Group, Inc.
     10.88%, 10/01/09 ** .................    4,750,000              4,880,625
  WinStar Communications, Inc.
     14.50%, 10/15/05 ** .................    4,000,000              5,370,000
     11.00%, 03/15/08 **, *** ............    2,000,000              1,790,000
                                                                   -----------
                                                                   107,976,687
                                                                   -----------
  TRANSPORTATION/AUTOMOTIVE--8.12%
  American Axle & Manufacturing
     Holdings, Inc.
     9.75%, 03/01/09 ** ..................    5,000,000              4,962,500
  Amtran, Inc.
     9.63%, 12/15/05 ** ..................    4,000,000              3,820,000
  Atlas Air, Inc.
     9.38%, 11/15/06 ** ..................    3,000,000              2,850,000
  Great Lakes Dredge & Dock
     11.25%, 08/15/08 ** .................    4,500,000              4,663,125
  JPS Automotive Products Corp.
     11.13%, 06/15/01 ....................    3,000,000              2,940,000
  JL French Automotive Casting
     11.50%, 06/01/09 *, ** ..............    4,000,000              3,960,000
  Venture Holdings Trust
     11.00%, 06/01/07 *, ** ..............    2,000,000              1,960,000
  Worldwide Flight Service
     12.25%, 08/15/07 *, ** ..............    4,000,000              3,960,000
                                                                   -----------
                                                                    29,115,625
                                                                   -----------
Total Bonds
  (Cost -- $548,740,816)..................                         509,547,225
                                                                   -----------

COMMERCIAL PAPER--0.65%
   Merrill Lynch & Company, Inc.
      5.30%, 11/01/99**** ................    2,340,000              2,340,000
                                                                   -----------
Total Commercial Paper
  (Cost -- $2,340,000)....................                           2,340,000
                                                                   -----------

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 1999
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.96%


                                              Shares        Value
                                           -----------  -------------
INFORMATION TECHNOLOGY--0.65%
  Viasystems Group, Inc. ................     212,242    $2,334,658
                                                         ----------
MEDIA/ENTERTAINMENT--1.30%
  Paxson Communications Corp. ...........       4,625     4,682,812
                                                         ----------
RETAIL-- 0.01%
  Jitney-Jungle Stores of America, Inc.+       24,000        24,000
                                                         ----------
Total Preferred Stocks
  (Cost -- $10,767,988) .................                 7,041,470
                                                         ----------



WARRANTS--0.21%


                                           Shares          Value
                                         ---------  -----------------
FINANCE-- 0.09%
  Ono Finance plc++
     (expires 05/31/09) ...............   5,980      $      301,990
                                                     --------------
TELECOMMUNICATIONS--0.12%
  Versatel Telecom International N.V.++
     (expires 05/15/08) ...............   3,000             439,875
                                                     --------------
Total Warrants
  (Cost -- $165,000) ..................                     741,865
                                                     --------------
TOTAL INVESTMENTS--144.88%
   (Cost -- $562,013,804) .............                 519,670,560
Liabilities Net of Cash and Other
  Assets--(44.88%) ....................                (160,991,228)
                                                     --------------
NET ASSETS--100.00%                                  $  358,679,332
                                                     ==============


NOTES:
  * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, the value of these securities amounted to $96,386,538 or 26.87% of net assets.
 ** Security has an effective maturity date less than the stated maturity date due to a call feature.
 *** Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
**** Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 + Non-income producing -- issuer filed for protection under the Federal Bankruptcy Code.
 ++  Non-income producing.

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Assets and Liabilities October 31, 1999
--------------------------------------------------------------------------------


ASSETS:
 Investments in securities at value (cost $562,013,804).........   $ 519,670,560
 Cash ..........................................................           4,594
 Dividends and interest receivable .............................      14,104,550
 Other assets ..................................................         101,745
                                                                   -------------
   Total assets ................................................     533,881,449
                                                                   -------------
LIABILITIES:
 Loan payable ..................................................     169,500,000
 Payable for securities purchased ..............................       4,110,777
 Interest payable ..............................................         848,823
 Payable to advisor ............................................         472,398
 Accrued expenses ..............................................         270,119
                                                                   -------------
   Total liabilities ...........................................     175,202,117
                                                                   -------------
NET ASSETS:
 Applicable to 44,953,107 shares outstanding ...................   $ 358,679,332
                                                                   =============
NET ASSETS CONSIST OF:
 Capital paid-in ...............................................   $ 445,378,101
 Accumulated undistributed net investment income ...............         106,176
 Accumulated net realized loss on investments ..................     (44,461,701)
 Net unrealized depreciation on investments ....................     (42,343,244)
                                                                   -------------
                                                                   $ 358,679,332
                                                                   =============
 Net asset value per share .....................................           $7.98
                                                                           =====

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Operations For the Year Ended October
                                                                 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
 Interest ................................................    $  56,655,057
 Dividends ...............................................          276,398
                                                              -------------
      Total investment income ............................       56,931,455
                                                              -------------
EXPENSES:
 Investment advisory fees (Note 2) .......................        5,218,935
 Interest and leveraging fees (Note 5) ...................        8,021,293
 Administration fees .....................................           51,029
 Transfer agent fees .....................................           51,709
 Legal fees ..............................................           87,019
 Fund accounting fees ....................................           64,679
 Registration expenses ...................................           61,436
 Custodian fees ..........................................           47,846
 Printing fees ...........................................           72,144
 Auditing fees ...........................................           48,137
 Trustees fees (Note 2) ..................................           30,085
 Postage expense .........................................           64,744
 Amortization of organization costs (Note 1) .............           47,815
 Miscellaneous expenses ..................................            6,205
                                                              -------------
      Total expenses .....................................       13,873,076
                                                              -------------
NET INVESTMENT INCOME ....................................       43,058,379
                                                              -------------
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS:
 Net realized loss on investments ........................      (30,606,551)
 Net unrealized appreciation on investments ..............       12,681,862
                                                              -------------
 Net realized and unrealized loss on investments .........      (17,924,689)
                                                              -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............    $  25,133,690
                                                              =============

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                            Year Ended        Period Ended
                                                                            10/31/1999        10/31/1998 *
                                                                        -----------------   ----------------
OPERATIONS:
 Net investment income ..............................................     $  43,058,379      $  10,057,563
 Net realized loss on investments ...................................       (30,606,551)       (13,855,150)
 Net unrealized appreciation (depreciation) on investments ..........        12,681,862        (55,025,106)
                                                                          -------------      -------------
 Net increase (decrease) in net assets ..............................        25,133,690        (58,822,693)
                                                                          -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income .........................................       (42,990,100)       (10,019,666)
                                                                          -------------      -------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold ..........................................                 0        425,000,000
 Reinvestment of dividends ..........................................        16,685,722          4,597,635
 Offering costs charged to capital paid in ..........................          (106,056)          (899,200)
                                                                          -------------      -------------
 Net increase in net assets from capital share transactions .........        16,579,666        428,698,435
                                                                          -------------      -------------
 Total increase (decrease) in net assets ............................        (1,276,744)       359,856,076
NET ASSETS:
 Beginning of period ................................................       359,956,076            100,000
                                                                          -------------      -------------
 End of period ......................................................     $ 358,679,332      $ 359,956,076
                                                                          =============      =============
 Accumulated undistributed net investment income ....................     $     106,176      $      37,897
                                                                          =============      =============



*  The DLJ High Yield Bond Fund commenced operations on July 28, 1998.

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Cash Flows For the year ended October
31, 1999
--------------------------------------------------------------------------------


Cash flows from operating activities:
 Interest and dividends received ..................................    $   44,371,959
 Operating expenses paid ..........................................        (6,586,675)
                                                                       --------------
Net cash provided by operating activities .........................                        $   37,785,284
Cash flows from investing activities:
 Decrease in short-term securities, net ...........................         4,013,181
 Purchases of long-term securities ................................      (446,326,303)
 Proceeds from sales of long-term securities ......................       321,080,884
                                                                       --------------
Net cash used by investing activities .............................                          (121,232,238)
Cash flows from financing activities:
 Interest paid on notes payable ...................................        (7,449,624)
 Cash dividends paid ..............................................       (26,304,378)
 Proceeds from borrowings .........................................       174,600,000
 Repayments of borrowings .........................................       (57,400,000)
                                                                       --------------
Net cash provided by financing activities .........................                            83,445,998
                                                                                           --------------
Net decrease in cash ..............................................                                  (956)
Cash -- beginning of year .........................................                                 5,550
                                                                                           --------------
Cash -- end of year ...............................................                        $        4,594
                                                                                           ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
 FROM OPERATIONS TO NET CASH PROVIDED BY
 OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ..............                        $   25,133,690
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities.
 Interest expense and leveraging fees .............................    $    8,021,293
 Increase in dividends and interest receivable ....................        (4,142,449)
 Increase in accrued expenses .....................................           168,004
 Decrease in other assets .........................................            27,147
 Decrease in advisory fees payable ................................          (844,655)
 Net realized loss on investments .................................        30,606,551
 Net unrealized appreciation on investments .......................       (12,681,862)
 Amortization of organization costs ...............................            47,815
 Net amortization of discount on investments ......................        (8,550,250)
                                                                       --------------
   Total adjustments ..............................................                            12,651,594
                                                                                           --------------
Net cash provided by operating activities .........................                        $   37,785,284
                                                                                           ==============

See notes to financial statements.

DLJ High Yield Bond Fund--Notes to Financial Statements October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     DLJ High Yield Bond Fund is a business trust under the laws of the State of Delaware organized on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost, which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements.

     Offering and organization costs: Direct expenses of $899,200 relating to the initial public offering of the Fund's shares were charged to capital at the time of issuance. An additional $106,056 relating to the initial public offering of the Fund's shares were charged to capital during the year ended October 31, 1999. Organization costs of $60,000 have been amortized from the commencement of operations through October 31, 1999.

DLJ High Yield Bond Fund--Notes to Financial Statements October 31, 1999 (continued)
--------------------------------------------------------------------------------

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment management agreement (the "Management Agreement") with DLJIM. The Agreement provides that the Fund will pay DLJIM a fee, computed and payable monthly, at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets").

     The Fund has also entered into an Administration and Support Agreement with PFPC, Inc. to provide all administrative services to the Fund other than those related to the investment decisions. For these administration services, the Fund will pay PFPC, Inc. a fee at the annual rate of $50,000 per year.

     The Fund pays each Trustee not affiliated with DLJIM $2,000 per board meeting attended, $1,000 per audit committee meeting attended and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with DLJIM relating to their attendance at such meetings.

     Citibank, N.A. serves as the Fund's custodian. Investor Services Group serves as the Fund's shareholder servicing agent (transfer agent).


3. INVESTMENTS

     For federal income tax purposes, the cost of securities owned at October 31, 1999, was substantially the same as the cost of securities for financial statement purposes. At October 31, 1999, the aggregate gross unrealized appreciation amounted to $6,093,158, and the aggregate gross unrealized depreciation amounted to $48,436,402, resulting in net unrealized depreciation of $42,343,244.

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended October 31, 1999, amounted to $425,504,466 and $305,180,030, respectively.

DLJ High Yield Bond Fund--Notes to Financial Statements October 31, 1999
                                                                 (continued)
--------------------------------------------------------------------------------

4. FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.001 per share. 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:



                                                                Year Ended          Period Ended
                                                             October 31, 1999     October 31, 1998
                                                            ------------------   -----------------
Shares sold .............................................                0           42,500,000
Shares issued through reinvestment of dividends .........        1,907,819              535,288
                                                                 ---------           ----------
Net increase ............................................        1,907,819           43,035,288
                                                                 =========           ==========

5. NOTES PAYABLE

     The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $200 million or 33 1/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 33 1/3%. The average daily amount of borrowings during the year ended October 31, 1999 was $140,178,356, with a related weighted average annualized interest rate of 5.72%.


6. CAPITAL LOSS CARRYFORWARD

     At October 31, 1999, the Fund had available for Federal tax purposes an unused capital loss carryforward of $44,461,701, of which $13,855,150 expires in 2006 and $30,606,551 expires in 2007. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.


7. CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

DLJ High Yield Bond Fund--Financial Highlights
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Fund's financial statements.



                                                                              Year Ended     Period Ended
                                                                              10/31/1999     10/31/1998*
                                                                             ------------   -------------
Net asset value, beginning of period .....................................     $   8.36        $  10.00
                                                                               --------        --------
Income from Investment Operations:
   Net investment income .................................................         0.98            0.24
   Net realized and unrealized (loss) on investments .....................        (0.38)         ( 1.62)
                                                                               --------        --------
      Total from investment operations ...................................         0.60          ( 1.38)
                                                                               --------        --------
Less Distributions:
   From net investment income ............................................        (0.98)         ( 0.24)
                                                                               --------        --------
Offering costs charged to paid-in capital ................................         0.00+         ( 0.02)
                                                                               ---------       --------
Net asset value, end of period ...........................................     $   7.98        $   8.36
                                                                               ========        ========
Market value, end of period ..............................................     $   8.06        $   9.56
                                                                               ========        ========
Total return (market value)*** ...........................................        (5.71)%        ( 1.74)%
Ratios/Supplemental Data:
   Net assets, end of period (000) .......................................     $358,679        $359,956
   Average debt per share ................................................     $   3.18        $   1.02
   Ratio of operating expenses to average net assets .....................         1.53%           1.16%* *
   Ratio of interest and leveraging expenses to average net assets .......         2.09%           0.65%* *
   Ratio of net investment income to average net assets ..................        11.24%          10.48%* *
   Portfolio turnover ....................................................        60.23%          15.26%


  * The DLJ High Yield Bond Fund commenced operations on July 28, 1998.
 ** Annualized
*** Total return (market value) is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return for periods of less than one year are not annualized. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
  + Amount rounds to less than $.01.

See notes to financial statements.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
DLJ High Yield Bond Fund


We have audited the accompanying statement of assets and liabilities of DLJ High Yield Bond Fund, including the statement of investments, as of October 31, 1999, and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from July 28, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLJ High Yield Bond Fund at October 31, 1999, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 28, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.




                                                    /s/ Ernst & Young LLP
                                                    ----------------------------


New York, New York
December 27, 1999

DLJ High Yield Bond Fund--Additional Information October 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Dividend Reinvestment Plan


      Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan ("The Plan"). These policies referenced apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.


      Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by PFPC, Inc. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc. as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, Inc., as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

      Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan

DLJ High Yield Bond Fund--Additional Information October 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Year 2000 Risks
      Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by DLJIM and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." DLJIM has taken steps to address the Year 2000 Problem with respect to the computer systems that it uses and has obtained assurances that comparable steps have been taken by the Fund's other major service providers. To date, all of DLJIM's business and non-business-critical internal systems and applications and links with major suppliers and vendors have been remediated and tested for Y2K compliance. Full integration testing of these systems and testing of interfaces with third-party suppliers have been completed. At this time, management of DLJIM believes that the costs associated with resolving this issue and any related problems will not have a material adverse effect on its operations or on its ability to

DLJ High Yield Bond Fund--Additional Information October 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

provide the level of services it currently provides to the Fund.

      The Fund and DLJIM have been advised by the Fund's Transfer Agent and Custodian that they have also reviewed their systems. As of the date of this report the Fund and DLJIM have no reason to believe that the Transfer Agent and Custodian will be unable to achieve the necessary goal of minimizing any impact created by the Year 2000 risk.

Managed Dividend Policy

      The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Leverage--Benefits and Risks

      The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, DLJIM in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede DLJIM in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Supplemental Information

      Since the initial filing of the Fund's registration statement with the Securities and Exchange Commission, Michael A. Snyder, a Vice President of the Fund, has been assigned as the person primarily responsible for the day-to-day management of the Fund's portfolio. In addition, since the filing there have been (i) no material changes in the Fund's investment objectives or policies,
(ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of

DLJ High Yield Bond Fund--Additional Information October 31, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

Proxy Voting Results

      A special meeting of DLJ High Yield Bond Fund's shareholders was held on May 20, 1999 for the purpose of considering and acting upon the matters set forth in the Proxy Statement and summarized below. A quorum was represented at the meeting and the voting results are set forth below:

A. Election of Trustees of the Fund for each Class (I, II and III):

                                         For         Against
                                     ----------     --------
Wilmot H. Kidd, III (Class I)        40,690,430      262,382
Martin Jaffe (Class II)              40,693,259      259,553
John W. Waller, III (Class III)      40,602,680      350,132
G. Moffett Cochran (Class III)       40,693,259      259,553
Robert E. Fischer (Class III)        40,675,411      277,401

B. Selection of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending October 31, 1999:

        For            Against     Abstain
     ----------       ---------   --------
     40,672,295        128,285     152,232

                            DLJ High Yield Bond Fund

                                    TRUSTEES
               G. MOFFETT COCHRAN              ROBERT E. FISCHER
               WILMOT H. KIDD, III                MARTIN JAFFE
                              JOHN W. WALLER, III

                                    OFFICERS
                   G. MOFFETT COCHRAN, Chairman and President
             MARTIN JAFFE, Vice President, Secretary and Treasurer
                       BRIAN A. KAMMERER, Vice President
                       CATHERINE M. NOLAN, Vice President
                         VANCE P. SHAW, Vice President
                       MICHAEL A. SNYDER, Vice President

                               INVESTMENT ADVISER
                        DLJ INVESTMENT MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172

                                   CUSTODIAN
                                 CITIBANK, N.A.
                      111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT
                                   PFPC, INC.
                     P.O. Box 61787 (211 South Gulph Road)
                           King of Prussia, PA 19406

                                  DISTRIBUTOR
                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                 LEGAL COUNSEL
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                      919 Third Avenue, New York, NY 10022

                        DLJ INVESTMENT MANAGEMENT CORP.

                     MEMBER OF DLJ ASSET MANAGEMENT GROUP,
       A DIVISION OF DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                   277 PARK AVENUE, NEW YORK, NEW YORK 10172
                                 (888) 649-5711


                                 DLJ High Yield
                                   Bond Fund

                                 Annual Report
                                October 31, 1999